LINCOLN NATIONAL SPECIAL OPPORTUNITIES FUND, INC.

              SUPPLEMENT DATED DECEMBER 31, 2000, TO THE PROSPECTUS
                        DATED MAY 1, 2000 AS SUPPLEMENTED
                       MAY 1, 2000 AND SEPTEMBER 30, 2000


     This supplement describes certain changes to the Prospectus for Lincoln National Special Opportunities Fund, Inc. ("fund"). Please read this supplement and retain it with your Prospectus for reference. Under the section titled "Investment advisor and portfolio manager" on page SO-4, the following paragraphs should be added after the second paragraph:

     "On or about January 1, 2001, the investment capabilities of Lincoln Investments and Vantage will be integrated into Delaware Management Business Trust ("Delaware"). Delaware is a multi-series business trust that is registered with the SEC as an investment advisor. Like Lincoln Investments and Vantage, Delaware is a wholly owned indirect subsidiary of Lincoln National Investments, Inc. and ultimately of Lincoln National Corporation. The address of Delaware is 2005 Market Street, Philadelphia, PA 19103.

     Following the integration, the fund will be advised by the Vantage Investment Advisers series of Delaware. The fund will no longer have a sub-advisor. The integration is not expected to result in any changes in the investment personnel providing services to the fund. Lincoln Investments and Vantage will cease to exist as corporate entities after the integration.

     Lincoln Investments and Vantage have concluded that the integration with its affiliate, Delaware, will not result in an "assignment" of the advisory or sub-advisory agreements that would require shareholder approval under the
Investment Company Act of 1940, as amended. The fund's Board of Directors approved the foregoing changes to the fund's investment advisory and sub-advisory arrangements on November 13, 2000."

PLEASE READ AND KEEP THIS SUPPLEMENT WITH YOUR PROSPECTUS.